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                                                                    EXHIBIT 10.1

                             UNIT PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT, dated as of December 11, 2002 (the "Agreement"), is by and between GOLDEN STAR RESOURCES LTD., a Canadian corporation, with headquarters located at 10579 Bradford Road, Suite 103, Littleton, Colorado (the "Company"), and the party listed on the signature page of this Agreement (the "Investor"). It relates to the offer and sale (the "Offering") by the Company to the Investor and certain other persons (collectively, the "Investors") of Units, each Unit consisting of one Common Share of the Company (such class of security being herein referred to as the "Common Shares" and the Common Shares issuable as a part of Units being referred to as the "Unit Shares") and one quarter of a Warrant (individually a "Warrant" and, together with all similar warrants, the "Warrants") to purchase one Common Share. The Warrants shall be issuable in substantially the form set forth in Appendix I hereto. The Company has offered the Units in the United States and to citizens and residents of the United States in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"). All references to "$" or to dollar amounts are to United States dollars unless otherwise noted.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       AGREEMENT TO PURCHASE; CLOSING

                  (a) Subscription for Units. The Company hereby agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Company the number of Units set forth under such Investor's name on the signature page of this Agreement. The purchase price per Unit shall be equal to $1.25 (the "Purchase Price").

                  (b) Form and Method of Payment. The Investor shall pay the purchase price for the number of Units purchased thereby in United States Dollars by wire transfer to the account set forth in Exhibit A (the "Trust Account").

                  (c) Closing. The date and time of the issuance and sale of the Units (the "Closing Date") shall be at 10:00 a.m., Mountain Standard Time, on December 11, 2002 or at any other mutually agreed date and time on or before 5:00 p.m., Mountain Standard Time, on December 24, 2002. On the Closing Date, and upon satisfaction or waiver of the conditions precedent, the Company shall deliver the certificates for the Unit Shares and the Warrants purchased by the Investor directly to the Investor and the Trust Account shall disburse the purchase price for the Units to the Company.

                  (d) The Company's Conditions Precedent to Sale and Issuance of the Units. The Investor understands that the Company's obligation to sell and issue the Units to the Investor on the Closing Date is conditioned upon:

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                           (i)      Delivery by any or all of the Investors to
the Trust Account of good funds as payment in full for Units having an aggregate purchase price of up to $4.5 million;

                           (ii)     The execution and delivery by the Investor
of a Registration Rights Agreement substantially in the form of Appendix II hereto (the "Registration Rights Agreement");

                           (iii)    The accuracy on the Closing Date of the
representations and warranties of the Investor contained in this Agreement, as if made on the Closing Date, and the performance by the Investor on or before the Closing Date of all covenants and agreements of the Investor required to be performed on or before the Closing Date; and

                           (iv)     The execution and delivery by the Investor
of the Private Placement Questionnaire and Undertaking in the form furnished to the Investor for that purpose, filled out with the information requested therein.

                  (e) The Investor's Conditions Precedent to the Sale of the Units. The Company understands that the Investor's obligation to purchase the Units on the Closing Date is conditioned upon:

                           (i)      Delivery by the Company to the Investor of
the certificates for the Unit Shares and the Warrants in accordance with this Agreement;

                           (ii)     Delivery by any or all of the Investors to
the Trust Account of good funds as payment in full for Units having an aggregate purchase price of up to $4.5 million, including the Units to be purchased by the Investor hereunder;

                           (iii)    The execution and delivery by the Company of
the Registration Rights Agreement; and

                           (iv)     The accuracy on the Closing Date of the
representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date.

         2.       INVESTOR'S REPRESENTATIONS AND WARRANTIES

         The Investor represents and warrants to (and makes no other representations or warranties other than as set forth in this Agreement) and covenants and agrees with, the Company and any agent acting for the Company in connection with the offer and sale of the Units as follows:

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                  (a) Purchase for Investment. The Investor is purchasing the
Units and, upon exercise of the Warrants, will acquire the Common Shares issuable upon such exercise (the "Warrant Shares"), for its own account for investment only and not with a view towards the public sale or distribution thereof except for sales that are exempt from the registration requirements of the 1933 Act and/or resales registered under the 1933 Act. The Shares constituting a part of the Units, the Warrants and the Warrant Shares are collectively referred to as the "Securities." The Investor understands that its investment in the Securities involves a high degree of risk.

                  (b) Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the 1933 Act, and is resident at the address given on the signature page.

                  (c) Reoffers and Resales. All subsequent offers and sales of the Securities by the Investor shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration.

                  (d) Company Reliance. The Investor understands that the Securities are being offered to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

                  (e) Information Provided. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the management of the Company and have received complete and satisfactory answers to any such inquiries.

                  (f) Absence of Approvals. Each Investor understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

                  (g) Purchase Agreement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms.

         3.       COMPANY'S REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to, and covenants and agrees with, the Investor and any agent acting for the Company in connection with the offer and sale of the Units that:

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                  (a) Organization and Authority. The Company is a corporation duly organized and validly existing under the laws of Canada, and has all requisite corporate power and authority (i) to own, lease, and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver, and perform its obligations under this Agreement, the Securities and the Registration Rights Agreement, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other) or results of operations of the Company.

                  (b) Capitalization. The authorized capital stock of the Company consists of (i) an unlimited number of Common Shares of which 83,960,702 shares were issued and outstanding as of December 6, 2002, and (ii) an unlimited number of shares of Preferred Stock, none of which were issued and outstanding as of December 6, 2002. Except as described in its SEC filings and the Offering Memorandum relating to the offer and sale of the Units and except for its obligations to issue Units in the Offering, the Company does not have outstanding any securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire Common Shares. The outstanding Common Shares and outstanding options, warrants, and other securities to purchase Shares have been duly authorized and validly issued. None of such outstanding Common Shares, options, warrants, and other securities has been issued in violation of the preemptive rights of any security holder of the Company. Except as described in the Company's SEC filings and the Offering Memorandum relating to the offer and sale of the Units, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered.

                  (c) Concerning the Securities. The Securities have been duly authorized and the Shares, when issued and paid for in accordance with this Agreement, and the Warrant Shares, when issued upon due exercise of the Warrants, will be duly and validly issued, fully paid, non-assessable, and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any security holder of the Company or any other person to acquire any securities issued by the Company. The Common Stock currently is listed for trading on the Toronto Stock Exchange ("TSE") under the symbol "GSC" and on the American Stock Exchange ("AMEX") under the symbol "GSS". The Company knows of no reason that the Shares issuable as a part of the Units and, upon issuance, the Warrant Shares, will not be eligible for listing on the TSE and AMEX. The Company has delivered to the TSE and AMEX all required notices.

                  (d) Purchase Agreement; Warrants; Registration Rights Agreement. This Agreement, the Warrants and the Registration Rights Agreement have been duly and validly authorized by the Company. This Agreement, the Warrants and the Registration Rights Agreement have been duly executed and delivered on behalf of the Company and are valid and binding obligations of the Company.

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                  (e) Non-contravention. The execution and delivery of this
Agreement, the Registration Rights Agreement, and the Warrants by the Company and the issuance by the Company of the Securities, as contemplated by this Agreement, and completion of the transactions contemplated by this Agreement, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default or give rise to any right of termination, cancellation or acceleration under, the corporate charter or other governing documents of the Company, or, except as has been waived, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

                  (f) Approvals. No authorization, approval or consent of any court, governmental body or regulatory agency is required to be obtained by the Company for (i) the issuance and sale of the Units, as contemplated by this Agreement, and (ii) the issuance of Warrant Shares upon exercise of the Warrants, except for the filing of one or more Forms D with respect to the Securities as required under Regulation D under the 1933 Act and the conditional listing approval of the TSE.

                  (g) Information Provided. The Company has made available to the Investor copies of all periodic reports, statements and other documents that the Company has filed with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") since January 1, 2002 (collectively, the "Disclosure Documents"), each in the form (including exhibits and any amendments thereto) as it was filed with the SEC. As of the date on which they were filed, the Disclosure Documents did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                  (h) Absence of Certain Changes. Except as disclosed in the Disclosure Documents or in press releases, since January 1, 2002 there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other) or results of operations of the Company.

                  (i) Absence of Certain Proceedings. There is no action, suit or proceeding, before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company, threatened against the Company and, to the knowledge of the Company, there is no inquiry or investigation before or by any court, public board or body or governmental agency pending or threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or, results of operations of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

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                  (j) SEC Filings. The Company has timely filed all required forms, reports and other documents with the SEC. All such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                  (k) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Securities in the United States or to citizens or residents of the United States. Neither the Company nor any person authorized to act on its behalf has sold or offered for sale any Units, or solicited any offers to buy any Units so as thereby to cause the issuance or sale of any of the Securities to be in violation of Section 5 of the 1933 Act. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties of each of the Investors to the extent relevant for such determination.

         4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS

                  (a) Transfer Restrictions. The Investor acknowledges that the Warrants have not been registered under the 1933 Act, and, except as provided in the Registration Rights Agreement, the other Securities have not been and are not being registered under the 1933 Act, and may not be transferred in any transaction to which U.S. securities laws apply unless (i) subsequently registered thereunder or (ii) such Investor has delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope, and substance to the Company, to the effect that the Securities to be sold or transferred are being sold in compliance with an exemption from such registration other than Rule 144 under the 1933 Act; or (iii) in compliance with Rule 144 under the 1933 Act. In addition, the Investor acknowledges that neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement). The Investor acknowledges that rules of the TSE further prohibit transfer of the Warrants or other Securities until the earlier of four months from the Closing Date or the date on which a registration statement with respect to the resale of such securities is declared effective by the SEC.

                  (b) Restrictive Legend. The Investor acknowledges and agrees that, until such time as any of the Securities have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Securities shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR

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         INVESTMENT AND MAY NOT BE SOLD,  TRANSFERRED OR ASSIGNED IN THE ABSENCE
         OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION.

         RULES OF THE TORONTO STOCK EXCHANGE FURTHER PROHIBIT TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNTIL THE EARLIER OF FOUR MONTHS FROM THE DATE ON WHICH THESE SECURITES WERE ISSUED OR THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE RESALE OF SUCH SECURITIES IS DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Once the applicable Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (i) upon request of the Investor the Company will substitute certificates without the above-referenced legend for certificates for any Unit Shares and Warrant Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such legend and promptly remove any stop-transfer restriction relating to such Unit Shares and Warrant Shares, but in no event later than three business days after surrender of such certificates by such Investor, and (ii) the Company shall not place any restrictive legend on certificates for any Unit Shares or Warrant Shares issued or impose any stop-transfer restriction thereon. If the Company fails to remove any legend as required herein, then beginning on the tenth business day following such failure, if the Company continues to fail to remove such legend, the Company shall pay to the Investor an amount equal to one percent (1%) of the Funded Amount (as defined herein) per day that such failure continues. "Funded Amount" means the aggregate purchase price paid by the Investor for the Units.

                  (c) Securities Filings. The Company agrees to file a Form D with the SEC with respect to the Securities as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to the Investor promptly after such filing. The Company agrees to file a report on Form 8-K with respect to the issuance of the Securities, including as an exhibit thereto this Agreement, the Registration Rights Agreement and the form of Warrant, no later than five business days after the Closing Date. The Investor agrees to cooperate with the Company in connection with such filings and, upon request of the Company, to provide all information relating to such Investor reasonably required for such filings.

                  (d) Registration; Authorization for Trading; Reporting Status. On or before the date that is 30 days after the Closing Date, the Company shall prepare and file, at its expense, a Registration Statement on Form S-3 with the SEC pursuant to the Registration Rights Agreement. From the Closing Date until the date that is two years from the Closing Date, the Company or its successor shall file all reports required to be

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filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the
Company or its successor shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. In addition, as soon as practicable after the Closing Date, the Company shall prepare and submit the final documentation with the TSE and AMEX with respect to the Unit Shares and Warrant Shares and take all reasonable steps within the control of the Company to maintain the listing of the Common Shares on the TSE and AMEX.

                  (e) Use of Proceeds. The proceeds of sale of the Units will be used for payment of $4.0 million to the syndicate of banks led by the International Finance Corporation ("IFC" and, collectively, the "Sellers"), from whom the Company acquired an interest in Bogoso Gold Limited, as settlement in full, subject to the approval of the Sellers and the IFC Board of Directors, of
(i) $2.0 million deferred obligation triggered upon the acquisition of the Prestea property, and (ii) $5.0 million deferred obligation, indexed to LIBOR since September 30, 1999, triggered on the first anniversary of gold production from a future sulfide project Bogoso; and for general corporate purposes. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                  (f) Blue Sky Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption from qualification for, the Units to be sold to the Investor pursuant to this Agreement and the Warrant Shares to be issued to the Investor upon exercise of the Warrants, under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the offer and sale of the Units pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders, and grants or confirmations of exemptions relating to such securities or "blue sky" laws to the Investor within five days of filing or receipt thereof, as the case may be.

                  (g) Best Efforts. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Units set forth in Sections 1(d) and 1(e) of this Agreement, as the case may be, on the Closing Date.

                  (h) Reservation of Common Shares. The Company shall take all action necessary so that a number of shares of the authorized but unissued Common shares sufficient to provide for the issuance of all Warrant Shares issuable hereunder are at all times reserved by the Company, free from preemptive rights, for such issuance.

                  (i) Brokers' or Finders' Fees. The Company and the Investor represent and warrant to each other that they have not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees, or agents' commission or other like payment in connection with this Agreement or the transactions contemplated hereby.

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Each party agrees to indemnify and hold the other parties harmless from and against any obligation or liability for brokers' or finders' fees or agents' commissions or other like payment based in any way on agreements, arrangements or understandings claimed to have been made by such indemnifying party with any third party.

         5.       MISCELLANEOUS

                  (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

                  (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Investor or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include facsimile transmission) or by courier and shall be effective upon receipt (or on the next business day, if the date of such receipt is not a business day), if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (facsimile number (303) 830-9094), with a copy to Davis Graham & Stubbs LLP, 1550 17th Street,

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Suite 500, Denver, Colorado 80202, Attn: Deborah Friedman, Esq. (facsimile number (303) 893-1379) or, in the case of the Investor, at its address shown on the signature page of this Agreement, or such other address or facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. The Investor hereby designates as its address for any notice required or permitted to be given to the Investor pursuant to the Warrants the address shown on the signature page of this Agreement, until such Investor shall designate another address for such purpose.

                  (h) Survival; Indemnification. The respective representations, warranties, covenants, and agreements of the Investor and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Units and the issuance of the Warrants and the Warrant Shares, and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them. The Company agrees to indemnify and hold harmless the Investor and each of the Investor's officers, directors, shareholders, members, employees, partners, agents and affiliates (each an "Indemnitee") for loss or damage to the extent arising as a result of or related to (a) any breach by the Company of any of its representations or covenants set forth herein or (b) any cause of action, suit or claim brought or made against any Indemnitee (other than actions, suits or claims by the Company for breach of this Agreement, the Warrant or the Registration Rights Agreement by any Indemnitee or by governmental or regulatory authorities) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto or contemplated hereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (iii) the status of Investor as an investor in the Company, provided, however, the Company shall have no obligation to indemnify any such person to the extent such loss or damage arises out of or results from a breach by any Indemnitee of this Agreement, the Warrant or the Registration Rights Agreement or any other agreement binding on any Indemnitee, or from violation of law by any Indemnitee. The right to indemnification shall include the right to advancement of expenses as they are incurred.

                  (i) Entire Agreement. This Agreement and the appendices and exhibits attached to this Agreement set forth the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

                  (j) Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (k) Third-Party Beneficiaries. Except as otherwise expressly provided herein, nothing in this Agreement shall be construed so as to confer any benefit on any person other than the parties hereto and their respective successors and permitted assigns.

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                  (l) Termination. The Company and the Investor shall each have the right to terminate this Agreement if the Closing Date shall not have occurred on or before December 24, 2002 other than solely by reason of a breach of this Agreement by such terminating party. Any such termination shall be effective upon the giving of notice thereof by the Company or the Investor, as applicable. Upon such termination, the terminating party shall have no further obligation to the other party hereunder and the other party shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                  (m) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (n) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (o) Remedies; Characterizations. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Investor's right to actual damages for any failure by the Company to comply with the terms of this Agreement. The Company covenants to the Investor that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Investor and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                  (p) Reliance. The Investor and the Company agree that any agent of the Company in connection with the offer and sale of the Units may rely on the representations, warranties and covenants of the parties herein as intended third party beneficiaries.

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         IN WITNESS WHEREOF, this Agreement has been duly executed by the
Investor and the Company by their respective officers thereunto duly authorized as of the date set forth above.

                                             GOLDEN STAR RESOURCES LTD.

                                             By:_______________________________
                                             Name:  Allan J. Marter
                                             Title: Chief Financial Officer

INVESTOR:

__________________________________________

By:_______________________________________
Name:_____________________________________
Title:____________________________________

Address:      ____________________________
              ____________________________

Telephone:    ____________________________
Facsimile:    ____________________________

Federal Tax Id. No.:______________________

No. of Units:______________

NAME IN WHICH UNITS ARE TO BE REGISTERED AND ADDRESS OF REGISTERED HOLDER (IF DIFFERENT FROM NAME AND ADDRESS OF INVESTOR)

Name:         ____________________________

Address:      ____________________________
              ____________________________

Telephone:    ____________________________
Facsimile:    ____________________________

Federal Tax Id. No.:______________________

DELIVERY INSTRUCTIONS: The name and address (including contact name and telephone number) of the person to whom the certificates representing the Common Shares and the Warrants are to be delivered, if other than the Investor:

Name:            _____________________________________

Contact Name:    _____________________________________

Telephone:       _____________________________________

Address:         _____________________________________
                 _____________________________________

                                    EXHIBIT A

                                   APPENDIX I

                                 FORM OF WARRANT

                                   APPENDIX II

                      FORM OF REGISTRATION RIGHTS AGREEMENT